UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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BlackRock, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2020. BLACKROCK, INC. NEW YORK, NEW YORK 10055 Meeting Information Date:    May 21, 2020    Time:    8:00 AM, EDT Meeting Type: Annual Meeting For holders as of: March 23, 2020 Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BLK2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BLK2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain .    E95664-P34391

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT                ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE Please Choose One of the Following Voting Methods Vote By Internet:     Before The Meeting: Go to www.proxyvote.com, or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/BLK2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E95665-P34391

Voting Items A. The Board of Directors recommends a vote FOR all nominees listed in Item 1, FOR Item 2 and FOR Item 3. 1. Election of Directors Nominees: 1a. Bader M. Alsaad 1b. Mathis Cabiallavetta 1c. Pamela Daley 1d. William S. Demchak 1e. Jessica P. Einhorn 1f. Laurence D. Fink 1g. William E. Ford 1h. Fabrizio Freda 1i. Murry S. Gerber 1j. Margaret L. Johnson 1k. Robert S. Kapito 1l. Cheryl D. Mills 1m. Gordon M. Nixon 1n. Charles H. Robbins 1o. Marco Antonio Slim Domit 1p. Susan L. Wagner 1q. Mark Wilson 2. Approval, in a non-binding advisory vote, of the compensation for named executive officers. 3. Ratification of the appointment of Deloitte LLP as BlackRock’s independent registered public accounting firm for the fiscal year 2020. B. Shareholder Proposal - The Board of Directors recommends a vote AGAINST Item 4. 4. Shareholder Proposal - Production of a Report on the “Statement on the Purpose of a Corporation.” E95666-P34391

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